Northern Empire Bancshares Announces Second Quarter 2006 Net Income of $4.8 Million, Up 18.1%

SANTA ROSA, CA -- 07/20/2006 -- Northern Empire Bancshares (NASDAQ: NREB), the financial bank holding company for Sonoma National Bank, reported consolidated net income of $4,812,000 for the second quarter of 2006, as compared with $4,076,000 for the second quarter of 2005, an increase of 18.1%. Basic earnings per share for the second quarter were $0.44 ($0.43 on a diluted basis), an 18.9% increase over the $0.37 ($0.36 on a diluted basis) reported for the second quarter of 2005. For the six months ended June 30, 2006, net income was $9.3 million or $0.82 per diluted share, compared to $8.3 million or $0.73 per diluted share, for the six month period of 2005, an increase of 11.9% and 12.3%, respectively. Annualized return on average assets equaled 1.49%, as compared with 1.39% for the second quarter of 2005, and annualized return on average equity equaled 16.71% for the second quarter of 2006, as compared with 16.79% for the second quarter of 2005.

Deborah Meekins, President and CEO of Northern Empire Bancshares, commented, "We achieved strong earnings growth in the second quarter in a challenging interest rate environment. Our favorable results are from a combination of balance sheet growth, careful attention to net interest margin and strong cost controls."

Net interest income was $12.2 million for the second quarter of 2006, an increase of 8.6% from the $11.3 million reported for the prior year's second quarter. The Company's increased net interest income resulted primarily from a growing portfolio of earning assets, offset somewhat by a 10 basis point decline in net interest margin. Total loans increased $155 million, or 15.0% from $1.03 billion at June 30, 2005, to $1.18 billion at June 30, 2006. Funding the Company's growth was 6.9% increase in deposits from $852 million at June 30, 2005, to $911 million at June 30, 2006, and advances from the Federal Home Loan Bank of San Francisco, which increased $64 million from $230 million at June 30, 2005 to $294 million at June 30, 2006. For the second quarter of 2006, the Company's net interest margin was 3.85%, as compared with 3.95% for the second quarter of 2005.

Ms. Meekins noted, "We continued to be successful in growing loans by offering attractive loan products delivered by an experienced team of real estate professionals. Complementing our loan origination capabilities is a growing branch system. We currently operate 12 branch offices in three counties, with our latest branch opening on May 15th of this year in Healdsburg, just north of Santa Rosa. We are also very excited about the planned opening late this year of a full service branch in downtown Novato, our second branch in Marin County. Expanding and supporting our loan team and branch network of our Company remains an important objective of our Company."

Other factors contributing to increased earnings in the second quarter of 2006 were the Bank's operating cost controls and continued strong non-interest income. The Company's efficiency ratio decreased to 36.9% during the second quarter of 2006, from 40.09% during the second quarter of 2005, well below the industry average. Non-interest income remained at $1.2 million for the second quarter.

Total assets at June 30, 2006, were $1.33 billion, an increase of 11.9% from the $1.19 billion reported on June 30, 2005. Total earning assets grew 13.0% to $1.30 billion for the current quarter compared to $1.15 billion for the quarter ended June 30, 2005. Asset quality throughout the industry and at Sonoma National Bank continues to be sound, with historically low levels of problem assets. At June 30, 2006, non-performing assets totaled $687,000, or 0.05% of total assets, compared with $2,015,000, or 0.17% of total assets at June 30, 2005. The allowance for loan losses was $11.7 million at June 30, 2006, as compared with $9.5 million at June 30, 2005. The Company remained well capitalized. Total capital equaled $116.8 million on June 30, 2006, an increase of 18.8% over the $98.3 million reported on June 30, 2005.

Ms. Meekins concluded, "This is a dynamic and challenging time and we are pleased with our performance. By delivering products and services that meet customer needs, we achieved solid growth in the second of 2006."

About the Company

Northern Empire Bancshares, the financial holding company for Sonoma National Bank, was incorporated in 1982. The Bank specializes in commercial real-estate lending and is a leading SBA lender in the North Bay area; it has twelve branch locations -- nine in Sonoma County, of which four are in-store banking offices, two in Contra Costa and one in Marin County. The Bank also has loan production offices in Santa Rosa, Walnut Creek, San Rafael, and Sacramento, California and Phoenix, Arizona. For more information on Northern Empire Bancshares and Sonoma National Bank, please refer to the Company's Website at www.snbank.com.

Forward-Looking Statements

Except for historical information contained herein, the statements contained in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described from time to time in Northern Empire Bancshares' Securities and Exchange Commission filings, including its annual reports on Form 10-K and quarterly reports on Form 10-Q. Northern Empire Bancshares disclaims any intent or obligation to update these forward-looking statements.

                        NORTHERN EMPIRE BANCSHARES
                        CONSOLIDATED BALANCE SHEETS

                          JUNE 30, 2006    DEC. 31, 2005    JUNE 30, 2005
                         ---------------  ---------------  ---------------
                           (Unaudited)       (Audited)       (Unaudited)
ASSETS
   Cash and due from
    banks                $    31,879,000  $    28,936,000  $    34,428,000
   Federal funds sold         73,615,000       30,188,000      101,373,000
                         ---------------  ---------------  ---------------
      Total cash and
       cash equivalents      105,494,000       59,124,000      135,801,000

   Securities available
    for sale                  16,048,000       50,488,000        1,081,000
   Federal Reserve Bank
    stock                        166,000          166,000          166,000
   Federal Home Loan
    Bank stock                13,835,000       11,731,000       11,639,000

   Total loans and
    leases                 1,184,795,000    1,101,521,000    1,030,199,000
   Allowance for loan
    and lease losses         (11,699,000)     (10,749,000)      (9,549,000)
                         ---------------  ---------------  ---------------
      Total Loans and
       leases, net         1,173,096,000    1,090,772,000    1,020,650,000

   Premises and
    equipment, net             3,117,000        3,292,000        3,406,000
   Bank owned life
    insurance policies         2,828,000        2,783,000        2,720,000
   Accrued interest
    receivable                 6,202,000        5,927,000        4,571,000
   Other assets                7,977,000        7,451,000        7,266,000
                         ---------------  ---------------  ---------------

      Total assets       $ 1,328,763,000  $ 1,231,734,000  $ 1,187,300,000
                         ===============  ===============  ===============

LIABILITIES AND
 STOCKHOLDERS' EQUITY
   Deposits              $   911,106,000  $   888,027,000  $   852,263,000
   Federal Home Loan
    Bank advances            294,359,000      230,379,000      230,395,000
   Accrued expenses and
    other liabilities          6,472,000        6,021,000        6,298,000
                         ---------------  ---------------  ---------------
         Total
          liabilities      1,211,937,000    1,124,427,000    1,088,956,000
                         ---------------  ---------------  ---------------

SHAREHOLDERS' EQUITY
   Common stock               73,736,000       60,655,000       60,574,000
   Additional
    paid-in capital            7,767,000        7,681,000        7,681,000
   Retained earnings          35,343,000       39,072,000       30,100,000
   Accumulated other
    comprehensive income
    (loss)                       (20,000)        (101,000)         (11,000)
                         ---------------  ---------------  ---------------
      Total
       shareholders'
       equity                116,826,000      107,307,000       98,344,000
                         ---------------  ---------------  ---------------

      Total liabilities
       and shareholders'
       equity            $ 1,328,763,000  $ 1,231,734,000  $ 1,187,300,000
                         ===============  ===============  ===============

                        NORTHERN EMPIRE BANCSHARES
                      CONSOLIDATED REPORTS OF INCOME

                           THREE MONTHS ENDED         SIX MONTHS ENDED
                        ------------------------- -------------------------
                          June 30,     June 30,     June 30,     June 30,
                            2006         2005         2006         2005
                        ------------ ------------ ------------ ------------
                        (Unaudited)  (Unaudited)  (Unaudited)  (Unaudited)

INTEREST INCOME
   Loans, including
    fees                $ 21,872,000 $ 17,230,000 $ 42,211,000 $ 33,179,000
   Investment
    securities               608,000      178,000    1,352,000      309,000
   Federal funds sold        640,000      742,000    1,009,000    1,317,000
                        ------------ ------------ ------------ ------------
      Total interest
       income             23,120,000   18,150,000   44,572,000   34,805,000
                        ------------ ------------ ------------ ------------

INTEREST EXPENSE
   Deposits                7,497,000    5,052,000   14,415,000    9,116,000
   Federal Home Loan
    Bank advances          3,376,000    1,825,000    6,072,000    3,232,000
                        ------------ ------------ ------------ ------------
      Total interest
       expense            10,873,000    6,877,000   20,487,000   12,348,000
                        ------------ ------------ ------------ ------------

      Net interest
       income             12,247,000   11,273,000   24,085,000   22,457,000

   Provision for loan
    and lease losses         450,000      525,000      950,000    1,050,000
                        ------------ ------------ ------------ ------------

      Net interest
       income after
       provision
       for loan and
       lease losses       11,797,000   10,748,000   23,135,000   21,407,000
                        ------------ ------------ ------------ ------------

NON INTEREST INCOME
   Service charges on
    accounts                 121,000      124,000      245,000      252,000
   Net gain on sales of
    loans                    860,000      853,000    1,659,000    1,365,000
   Other income              263,000      211,000      488,000      414,000
                        ------------ ------------ ------------ ------------
      Total non
       interest income     1,244,000    1,188,000    2,392,000    2,031,000
                        ------------ ------------ ------------ ------------

NON INTEREST EXPENSE
   Salaries and
    benefits               3,065,000    2,870,000    6,231,000    5,486,000
   Occupancy                 519,000      479,000    1,025,000      902,000
   Furniture and
    equipment                281,000      315,000      577,000      568,000
   Other expense           1,119,000    1,332,000    2,168,000    2,427,000
                        ------------ ------------ ------------ ------------
      Total non
       interest expense    4,984,000    4,996,000   10,001,000    9,383,000
                        ------------ ------------ ------------ ------------

      Income before
       income tax
       expense             8,057,000    6,940,000   15,526,000   14,055,000

    Income tax expense     3,245,000    2,864,000    6,265,000    5,780,000
                        ------------ ------------ ------------ ------------

      Net income        $  4,812,000 $  4,076,000 $  9,261,000 $  8,275,000
                        ============ ============ ============ ============

   Basic earnings per
    share*              $       0.44 $       0.37 $       0.85 $       0.76

   Diluted earnings per
    share*              $       0.43 $       0.36 $       0.82 $       0.73

   Average shares
    outstanding*          10,934,804   10,895,373   10,930,816   10,881,457

   Average diluted
    shares outstanding*   11,300,884   11,389,887   11,291,115   11,355,624

*  Adjusted for 5% stock dividend declared in March 2006.

                          NORTHERN EMPIRE BANCSHARES
                      CONSOLIDATED FINANCIAL HIGHLIGHTS
                                 (Unaudited)

                           THREE MONTHS ENDED          SIX MONTHS ENDED
(dollars in thousands           JUNE 30,                   JUNE 30,
 except per share data)     2006         2005         2006         2005
                        -----------  -----------  -----------  -----------

EARNINGS
   Net interest income  $    12,247       11,273       24,085       22,457
   Provision for loan
    and lease losses    $       450          525          950        1,050
   Noninterest income   $     1,244        1,188        2,392        2,031
   Noninterest expense  $     4,984        4,996       10,001        9,383
   Net income           $     4,812        4,076        9,261        8,275
   Basic earnings per
    share*              $      0.44         0.37         0.85         0.76
   Diluted earnings per
    share*              $      0.43         0.36         0.82         0.73
   Average shares
    outstanding*         10,934,804   10,895,373   10,930,816   10,881,457
   Average diluted
    shares outstanding*  11,300,884   11,389,887   11,291,115   11,355,624

PERFORMANCE RATIOS
   Return on average
    assets                     1.49%        1.39%        1.46%        1.46%
   Return on average
    common equity             16.71%       16.79%       16.52%       17.51%
   Net interest margin         3.85%        3.95%        3.87%        4.07%
   Efficiency ratio           36.94%       40.09%       37.77%       38.32%
   Full-time equivalent
    employees                   179          167          179          167

CAPITAL
   Average equity to
    average assets             8.89%        8.30%        8.83%        8.35%
   Tier 1 leverage
    capital ratio              8.98%        8.60%        8.98%        8.60%
   Tier 1 risk-based
    capital ratio             10.71%       11.02%       10.71%       11.02%
   Total risk-based
    capital ratio             11.81%       12.12%       11.81%       12.12%
   Book value per
    share*              $     10.68         9.02        10.68         9.02

ASSET QUALITY
   Gross loan
    charge-offs         $         0            0            0            0
   Net loan charge-offs $         0            0            0            0
   Net loan charge-offs
    to average loans           0.00%        0.00%        0.00%        0.00%
   Allowance for loan
    losses              $    11,699        9,549       11,699        9,549
   Allowance for losses
    to total loans             1.09%        1.08%        1.09%        1.08%
   Nonperforming loans  $       687        2,015          687        2,015
   Other real estate
    and repossessed
    assets              $         0            0            0            0
   Nonperforming assets
    to total assets            0.05%        0.17%        0.05%        0.17%

END OF PERIOD BALANCES
   Loans                $ 1,184,795    1,030,199    1,184,795    1,030,199
   Total earning assets
    (before allowance)  $ 1,298,744    1,149,497    1,298,744    1,149,497
   Total assets         $ 1,328,763    1,187,300    1,328,763    1,187,300
   Deposits             $   911,106      852,263      911,106      852,263
   Shareholders' equity $   116,826       98,344      116,826       98,344

AVERAGE BALANCES
   Loans                $ 1,167,212    1,023,953    1,147,261      998,267
   Total earning assets
    (before allowance)  $ 1,276,856    1,144,017    1,254,784    1,112,826
   Total assets         $ 1,298,945    1,172,959    1,279,531    1,141,692
   Deposits             $   905,359      832,655      905,850      814,995
   Shareholders' equity $   115,507       97,372      113,039       95,323

*  Adjusted for 5% stock dividend declared in March 2006.

For additional information contact:
Deborah A. Meekins
President & CEO
Northern Empire Bancshares
(707) 579-2265